Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER PURSUANT TO 18 U.S.C. SECTION

1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Wheeler, Chief Executive Officer, in connection with the Quarterly Report of Greenbacker Renewable Energy Company LLC (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: August 10, 2018

/s/ Charles Wheeler
Charles Wheeler
Chief Executive Officer and Director
(Principal Executive Officer)
Greenbacker Renewable Energy Company LLC

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